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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-53211, 333-94525, 333-51702, and 333-88544)
of Connecticut Water Service, Inc. of our reports dated February 11, 2004 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers, LLP

Boston, Massachusetts
February 11, 2004